American Beacon Zebra Global Equity Fund

American Beacon Zebra Small Cap Equity Fund

American Beacon SiM High Yield Opportunities Fund

American Beacon The London Company Income Equity Fund

Supplement dated March 17, 2015

to the

Prospectus dated December 29, 2014

The information below supplements the Prospectus dated December 29, 2014 and is in addition to any other supplement(s):

American Beacon The London Company Income Equity Fund

In the “Fund Summaries” section in the “Fees and Expenses of the Fund” section of the Fund Summary for American Beacon The London Company Income Equity Fund, the Annual Fund Operating Expenses table on page 16 is deleted and replaced with the following;

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.64%	0.63%	0.50%	0.43%	0.67%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.29%	2.03%	0.90%	0.83%	1.07%
Fee Waiver and/or expense reimbursement or recoupment	(0.09)%	(0.08)%	0.00%	(0.03)%	0.04%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment[3]	1.20%	1.95%	0.90%	0.80%	1.11%

[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]	The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class and Institutional Class, as applicable, through December 31, 2015 to the extent that Total Annual Fund Operating Expenses exceed 1.19% for the A Class, 1.94% for the C Class, and 0.79% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

All Funds

In “Fund Management” section- , the third paragraph under “The Manager” and the table that follows on page 33 are deleted and replaced with the following;

For the fiscal year ended August 31, 2014, the Funds paid aggregate management fees to the Manager and investment advisory fees to the sub-advisors as a percentage of the Funds' daily average net assets, net of waivers, as follows:

Fund	Aggregate Management and Investment Advisory Fees
American Beacon Zebra Global Equity	0.38%
American Beacon Zebra Small Cap Equity	0.58%
American Beacon SiM High Yield Opportunities	0.46%
American Beacon The London Company Income Equity	0.39%

In the “Additional Information” section, the second paragraph under “Distribution and Service Plans” on page 45 is deleted and replaced with the following:

The Funds have also adopted a shareholder services plan for its A Class, C Class, Investor Class, and Y Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.15% of the average daily net assets attributable to the A Class shares, up to 0.15% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.10% of the average daily net assets attributable to the Y Class shares of the Funds. Because these distribution and service plan fees are paid out of each Fund's A Class, C Class, Investor Class, and Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE